Exhibit 10.23(c)

AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE

April 30, 2008

FOR VALUE RECEIVED, Salient Surgical Technologies, Inc., a Delaware corporation located at the address stated below (“Borrower”), promises to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a “Lender”), the principal sum of Five Million and No/100 Dollars ($5,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Lender to or on behalf of Borrower pursuant to the Agreement (as hereinafter defined). All capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Agreement.

This Amended and Restated Promissory Note is issued pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of April 30, 2008 among Borrower, the guarantors from time to time party thereto, General Electric Capital Corporation, as agent, and lender and the other lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), is one of the Revolving Notes referred to therein, and is entitled to the benefit and security of the Debt Documents referred to therein, to which Agreement reference is hereby made for a statement of all of the terms and conditions under which the loans evidenced hereby were made.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Agreement. The terms of the Agreement are hereby incorporated herein by reference.

All payments shall be applied in accordance with the Agreement. The acceptance by Lender of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Lender’s right to receive payment in full at such time or at any prior or subsequent time.

All amounts due hereunder and under the other Debt Documents are payable in the lawful currency of the United States of America. Borrower hereby expressly authorizes Lender to insert the date value as is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Amended and Restated Note is secured as provided in the Agreement and the other Debt Documents. Reference is hereby made to the Agreement and the other Debt Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security interest, the terms and conditions upon which the security interest was granted and the rights of the holder of the Note in respect thereof.

Time is of the essence hereof.

This Amended and Restated Note may be voluntarily prepaid only as permitted under Section 2.4 of the Agreement. After an Event of Default, this Amended and Restated Note shall bear interest at a rate per annum equal to the Default Rate pursuant to Section 2.6 of the Agreement.

Borrower and all parties now or hereafter liable with respect to this Amended and Restated Note, hereby waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Amended and Restated Note or enforcing any of the security hereof, and agree to pay (if permitted by law) all expenses incurred in collection, including reasonable attorneys’ fees and expenses, including without limitation, the allocated costs of in-house counsel.

THIS AMENDED AND RESTATED NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

No variation or modification of this Amended and Restated Note, or any waiver of any of its provisions or conditions, shall be valid unless such variation or modification is made in accordance with Section 10.8 of the Agreement. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

THIS AMENDED AND RESTATED NOTE IS ISSUED UNDER THE AGREEMENT AND AMENDS, RESTATES, COMBINES AND CONSOLIDATES CERTAIN INDEBTEDNESS UNDER THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF MARCH 31, 2008, BY AND AMONG BORROWER AND AGENT, AND AS SUCH, THIS AMENDED AND RESTATED NOTE CONTINUES TO EVIDENCE SUCH INDEBTEDNESS AND SHALL NOT CONSTITUTE OR EVIDENCE PAYMENT FOR OR A NOVATION OF SUCH INDEBTEDNESS.

IN WITNESS WHEREOF, Borrower has duly executed this Amended and Restated Note as of the date first above written.

SALIENT SURGICAL TECHNOLOGIES, INC.

By:	/s/ Richard M. Altieri
Name:	Richard M. Altieri
Title:	VP and CFO
Federal Tax ID #: 02-0510461
Address: 1 Washington Ctr, Dover, NH

SALIENT SURGICAL TECHNOLOGIES, INC.

AMENDED AND RESTATED

REVOLVING LOAN PROMISSORY NOTE

Signature Page